Exhibit 99.1

GigOptix Reports Fourth Quarter and Fiscal 2012 Financial Results

•	FY 2012 revenue of $36.7 million up 14 percent from FY 2011; Optical revenue up 60 percent over FY 2011

•	Non-GAAP gross margin improved to 56 percent in FY 2012 from 54 percent in FY 2011

•	Non-GAAP net income of $0.4 million in FY 2012 represents first year of positive annual non-GAAP net income since inception

•	Record Adjusted EBITDA of $3.6 million in FY 2012, up from $0.3 million in FY 2011

SAN JOSE, Calif. – February 26, 2013 – GigOptix, Inc. (NYSE MKT: GIG), a leading fabless supplier of semiconductor and optical components that enable end-to-end high speed information streaming over the network, today announced its financial results for its fourth quarter and fiscal year 2012, which ended December 31, 2012.

Fiscal Year 2012 GAAP Results

Total revenue, which included approximately $0.9 million of previously unrecognized government contract revenue, increased 14 percent to $36.7 million from $32.3 million in fiscal 2011. Gross margin was 54 percent, up from 50 percent in the prior fiscal year. Net loss improved to $7.0 million, compared with a net loss of $14.1 million in fiscal 2011.

Fiscal Year 2012 Non-GAAP Results1

Gross margin was 56 percent, up from 54 percent in the prior fiscal year. Net income improved to $0.4 million, compared with a net loss of $2.5 million in fiscal 2011.

Adjusted EBITDA1 for fiscal 2012 was $3.6 million, compared with $0.3 million in fiscal 2011.

Fourth Quarter Fiscal 2012 GAAP Results

Total revenue of $7.9 million was in-line with the Company’s pre-announcement on January 9, 2013, and included approximately $0.9 million of previously unrecognized government contract revenue. This compares with revenue of $8.6 million in the fourth quarter of fiscal 2011, and $10.1 million in the third quarter of fiscal 2012.

Gross margin improved to 58 percent in the fourth quarter of fiscal 2012. This compares with 46 percent in the fourth quarter of fiscal 2011, and 52 percent in the third quarter of fiscal 2012.

Net loss was $2.1 million, or a net loss of ($0.10) per share, in the fourth quarter of fiscal 2012. This compares with a net loss of $1.8 million, or a net loss of ($0.08) per share, in the fourth quarter of fiscal 2011, and net loss of $1.5 million, or a net loss of ($0.07) per share, in the third quarter of fiscal 2012.

Cash and cash equivalents at December 31, 2012, were $10.1 million.

Fourth Quarter Fiscal 2012 Non-GAAP Results1

Non-GAAP net loss, which excludes approximately $0.3 million in amortization of intangible assets, $1.3 million in stock-based compensation and $0.4 million in special litigation-related expenses, was $0.1 million, or ($0.01) per share in the fourth quarter of fiscal 2012. This compares with a non-GAAP net loss of $0.4 million or ($0.02) per share, in the fourth quarter of fiscal 2011, and non-GAAP net income of $0.6 million, or $0.02 per diluted share, in the third quarter of fiscal 2012.

Non-GAAP gross margin was 60 percent, compared with 52 percent in the fourth quarter of fiscal 2011 and 54 percent in the third quarter of fiscal 2012.

Adjusted EBITDA for the fourth quarter of 2012 was $0.7 million. This compares with Adjusted EBITDA of $0.3 million in the fourth quarter of fiscal 2011, and Adjusted EBITDA1 of $1.3 million in the third quarter of fiscal 2012.

“Fiscal 2012 was a year of continued year-over-year financial improvement for GigOptix driven by 60 percent revenue growth in our high-speed optical telecom and datacom components business, which is the Company’s primary growth engine,” said Dr. Avi Katz, Chairman and Chief Executive Officer of GigOptix, Inc. “We also continued our industry leading investment, about 32 percent of our revenue, in the development of innovative and differentiating products, which will be a key component in our future growth.

“For fiscal 2013, we are cautiously optimistic of a rebound in spending of the Carriers and OEMs in the telecom and datacom markets. While we wait for the tangible signs of this improvement, mainly in the telecom markets, we have taken appropriate actions to adjust our expenses to the current revenue rate, by lowering our cost structure while continuing to innovate and deliver new products to our serviceable and new markets. This includes investments in development of next generations for both telecom and datacom applications, and as of this quarter, introduction of products that target the consumer electronics markets, mainly for high-speed and high-resolution motion and gesture tracking products,” said Dr. Avi Katz. “We believe these actions will further strengthen our leading position within the telecom and datacom markets allowing us to take advantage of our core skills and innovation in generating businesses in the high volume consumer electronics market .”

Litigation against M/A-Com Technology Solutions, Inc. (Optomai, Inc.)

GigOptix continues to actively prosecute the lawsuit for misappropriation of confidential information and trade secrets against defendants M/A-COM Technology Solutions, Inc. (MACOM), MACOM’s subsidiary Optomai, Inc., and three former GigOptix employees. On January 30, 2013, GigOptix announced that in its lawsuit, the Superior Court of Santa Clara County, California held a trial setting conference on January 29, 2013. At the trial setting conference, the Superior Court scheduled the lawsuit for a two-week jury trial starting Monday, August 26, 2013.

Financial Outlook

“As we begin 2013, general market and economic conditions, particularly in the telecom and datacom markets, remain uncertain and forecasting our financial performance for this quarter remains difficult. The majority of the annual price reductions for the optical component part of our business fall in our first quarter, resulting in a typically softer quarter for our business,” said Curt Sacks, Senior Vice President and Chief Financial Officer of GigOptix. “With this continued lack of visibility our current expectation is that first quarter product revenue will be flat compared to the $7.1 million in the fourth quarter of 2012.”

Financial Results Webcast / Conference Call

GigOptix will host a conference call and webcast with investors today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss the fourth quarter and fiscal 2012 financial results, and the business outlook. Investors and other interested parties may access the call by dialing 1- 888 396-2369 in the U.S. (1-617- 847-8710 outside of the U.S.) and entering the passcode 54142599. The conference call replay will be available beginning two hours after the call until midnight Eastern Time on March 5, 2013. The replay dial-in number is 1-888-286-8010, and the passcode is 16610081International callers should dial 1- 617- 801-6888and enter the same passcode at the prompt. Additionally, this conference call will be broadcast live over the Internet and can be accessed by all interested parties on the Investor Relations section of the Company’s website at http://www.gigoptix.com.

1 Non-GAAP Measures—GigOptix reports revenue, gross margin, operating expense, operating income and net loss on a GAAP and non-GAAP basis. In addition, it reports Adjusted EBITDA. These non-GAAP measures are provided to enhance investors’ overall understanding of GigOptix financial performance. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to GAAP results. A reconciliation of these GAAP to non-GAAP measurements and Adjusted EBITDA for the three and twelve months ended December 31, 2012 and 2011 can be found in the “Reconciliation of GAAP to Non-GAAP Financial Information” table attached to this press release.

About GigOptix, Inc.

GigOptix is a leading fabless supplier of semiconductor and optical components that enable high-speed end-to-end information streaming over the network and address emerging high-growth opportunities in the communications, industrial, defense and avionics industries. GigOptix offers a unique broad portfolio of Drivers, TIAs and TFPSTM optical modulators for 40G, 100G and 400G fiber-optic telecommunications and data-communications networks, and high performance MMIC solutions that enable next generation wireless microwave systems up to 90GHz. GigOptix also offers a wide range of digital and mixed-signal ASIC solutions and enables product lifetime extension through its GigOptix Sunset Rescue Program.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as

amended, including the bringing of products to market with full documentation. Such statements contain words such as “will,” and “expect,” or the negative thereof or comparable terminology, and include (without limitation) statements regarding growth, opportunities, continued traction, contracts, improvements and our statements under the heading “Business Outlook.” Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. These risks include, but are not limited to: the ability to extend product offerings into new areas or products, the ability to commercialize licensed technology, unexpected occurrences that deter the full documentation and “bring to market” plan for products that were developed this year and last year, trends and fluctuations in the industry, changes in demand and purchasing volume of customers, unpredictability of suppliers, our ability to attract and retain qualified personnel, the ability to move product sales to production levels, the ability to compete for client design-in opportunities, the ability to cross-sell to new clients and to diversify, the success of product sales in new markets or of recently produced product offerings, including bundled product solutions, the amount of cost savings, the ability to improve productivity, the ability to pursue and attract other merger and acquisition opportunities, our ability to enforce intellectual property rights, and the ability to maintain and continue relationships with government agencies. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company’s filings with the SEC, and in the Company’s other current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

Investors

Summit IR Group, Inc.

Jim Fanucchi, (408) 404-5400

ir@gigoptix.com

(TABLES TO FOLLOW)

####

GIGOPTIX, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands) (Unaudited)
	December 31,	December 31,	Net Change
	2012	2011	$	%
ASSETS
Current assets:
Cash and cash equivalents	$10,147	$15,788	$(5,641)	(36%)
Short-term investments	—	400	(400)	(100%)
Accounts receivable, net	5,056	5,625	(569)	(10%)
Inventories	4,111	2,220	1,891	85%
Prepaid and other current assets	295	298	(3)	(1%)

Total current assets	19,609	24,331	(4,722)	(19%)
Property and equipment, net	4,579	4,488	91	2%
Intangible assets, net	4,270	5,281	(1,011)	(19%)
Goodwill	9,860	9,860	—	0%
Restricted cash	282	255	27	11%
Other assets	228	309	(81)	(26%)

Total assets	$38,828	$44,524	$(5,696)	(13%)

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,174	$3,183	$(9)	(0%)
Accrued compensation	846	832	14	2%
Line of credit	3,600	3,000	600	20%
Other current liabilities	3,080	4,850	(1,770)	(36%)

Total current liabilities	10,700	11,865	(1,165)	(10%)
Pension liabilities	252	65	187	288%
Other long-term liabilities	876	1,280	(404)	(32%)

Total liabilities	11,828	13,210	(1,382)	(10%)

Stockholders’ Equity
Common stock, $0.001 par value; 50,000,000 shares authorized as of December 31, 2012 and December 31, 2011; 22,205,746 and 21,545,713 shares issued and outstanding as of December 31, 2012 and December 31, 2011, respectively	22	22	—	0%
Additional paid-in capital	123,386	118,362	5,024	4%
Treasury stock, at cost; 701,754 and zero shares as of December 31, 2012 and
December 31, 2011, respectively.	(2,209)	—	(2,209)
Accumulated other comprehensive income	298	423	(125)	(30%)
Accumulated deficit	(94,497)	(87,493)	(7,004)	8%

Total stockholders’ equity	27,000	31,314	(4,314)	(14%)

Total liabilities and stockholders’ equity	$38,828	$44,524	$(5,696)	(13%)

GIGOPTIX, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands, except per share amounts) (Unaudited)
	Three months ended				Twelve months ended
Revenue	December 31, 2012%		December 31, 2011%		December 31, 2012%		December 31, 2011%
Product	$7,063	89%	$8,624	100%	$35,856	98%	$31,640	98%
Government contract	878	11%	—	0%	878	2%	628	2%

Total revenue	7,941	100%	8,624	100%	36,734	100%	32,268	100%

Cost of revenue
Product	3,373	42%	4,317	50%	16,941	46%	15,475	48%
Government contract	—	0%	—	0%	—	0%	180	1%
Impairment of long-lived asset	—	0%	373	4%	—	0%	373	1%

Total cost of revenue	3,373	42%	4,690	54%	16,941	46%	16,028	50%

Gross profit	4,568	58%	3,934	46%	19,793	54%	16,240	50%

Research and development expense	3,293	41%	3,165	37%	13,516	37%	12,262	38%
Selling, general and administrative expense	2,934	37%	2,396	28%	11,709	32%	10,487	32%
Restructuring expense, net	—	0%	(114)	-1%	93	0%	3,709	11%
Merger-related expense	—	0%	—	0%	—	0%	1,959	6%
Special litigation-related expense	422	5%	218	3%	1,351	4%	493	2%
Shareholder settlement expense	—	0%	—	0%	—	0%	1,064	3%

Total operating expenses	6,649	84%	5,665	66%	26,669	73%	29,974	93%

Loss from operations	(2,081)	-26%	(1,731)	-20%	(6,876)	-19%	(13,734)	-43%
Interest expense, net	(36)	0%	(107)	-1%	(267)	-1%	(347)	-1%
Other income (expense), net	(20)	0%	58	1%	220	1%	(3)	0%

Loss before provision for (benefit from) income taxes	(2,137)	-27%	(1,780)	-21%	(6,923)	-19%	(14,084)	-44%
Provision for (benefit from) income taxes	(18)	0%	44	1%	81	0%	56	0%

Net loss	$(2,119)	-27%	$(1,824)	-21%	$(7,004)	-19%	$(14,140)	-44%

Basic and diluted net loss per share	$(0.10)		$(0.08)		$(0.33)		$(0.82)
Weighted average number of shares used in per share calculations—basic and diluted	21,441		21,528		21,444		17,279

GIGOPTIX, INC. NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands, except per share amounts) (Unaudited)
	Three months ended				Twelve months ended
Revenue	December 31, 2012%		December 31, 2011%		December 31, 2012%		December 31, 2011%
Product	$7,063	89%	$8,624	100%	$35,856	98%	$31,640	98%
Government contract	878	11%	—	0%	878	2%	628	2%

Total revenue	7,941	100%	8,624	100%	36,734	100%	32,268	100%

Cost of revenue
Product	3,163	40%	4,151	48%	16,221	44%	14,769	46%
Government contract	—		—	0%	—	0%	180	1%

Total cost of revenue	3,163	40%	4,151	48%	16,221	44%	14,949	46%

Gross profit	4,778	60%	4,473	52%	20,513	56%	17,319	54%

Research and development expense	2,938	37%	2,970	34%	11,937	32%	11,262	35%
Selling, general and administrative expense	1,935	24%	1,824	21%	8,042	22%	8,117	25%

Total operating expenses	4,873	61%	4,794	56%	19,979	54%	19,379	60%

Income (loss) from operations	(95)	-1%	(321)	-4%	534	1%	(2,060)	-6%
Interest expense, net	(36)	0%	(107)	-1%	(267)	-1%	(347)	-1%
Other income (expense), net	(20)	0%	58	1%	220	1%	(3)	0%

Loss before provision for (benefit from) income taxes	(151)	-2%	(370)	-4%	487	1%	(2,410)	-7%
Provision for (benefit from) income taxes	(18)	0%	44	1%	81	0%	56	0%

Net income (loss)	$(133)	-2%	$(414)	-5%	$406	1%	$(2,466)	-8%

Basic net income (loss) per share	$(0.01)		$(0.02)		$0.02		$(0.14)
Diluted net income (loss) per share	$(0.01)		$(0.02)		$0.02		$(0.14)
Weighted average number of shares used in basic per share calculation	21,441		21,528		21,444		17,279
Weighted average number of shares used in diluted per share calculation	21,441		21,528		22,901		17,279

GIGOPTIX, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

(In thousands)

(Unaudited)

	Three months ended,		Twelve months ended,
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
GAAP Total cost of revenue	$3,373	$4,690	$16,941	$16,028
Stock-based compensation	(87)	(10)	(230)	(52)
Amortization of intangible assets	(123)	(156)	(490)	(654)
Impairment of long-lived asset	—	(373)	—	(373)

Non-GAAP Total cost of revenue	$3,163	$4,151	$16,221	$14,949

GAAP Gross profit	$4,568	$3,934	$19,793	$16,240
Stock-based compensation	87	10	230	52
Amortization of intangible assets	123	156	490	654
Impairment of long-lived asset	—	373	—	373

Non-GAAP Gross profit	$4,778	$4,473	$20,513	$17,319

GAAP—Operating expenses	$6,649	$5,665	$26,669	$29,974
Stock-based compensation	(1,224)	(637)	(4,725)	(2,915)
Amortization of intangible assets	(130)	(130)	(521)	(455)
Restructuring expense, net	—	114	(93)	(3,709)
Shareholder settlement expense	—	—	—	(1,064)
Merger-related expense	—	—	—	(1,959)
Special litigation-related expense	(422)	(218)	(1,351)	(493)

Non-GAAP Operating expenses	$4,873	$4,794	$19,979	$19,379

GAAP Loss from operations	$(2,081)	$(1,731)	$(6,876)	$(13,734)
Stock-based compensation	1,311	647	4,955	2,967
Amortization of intangible assets	253	286	1,011	1,109
Restructuring expense, net	—	(114)	93	3,709
Shareholder settlement expense	—	—	—	1,064
Merger-related expense	—	—	—	1,959
Impairment of long-lived asset	—	373	—	373
Special litigation-related expense	422	218	1,351	493

Non-GAAP Income (loss) from operations	$(95)	$(321)	$534	$(2,060)

GAAP—Net loss	$(2,119)	$(1,824)	$(7,004)	$(14,140)
Stock-based compensation	1,311	647	4,955	2,967
Amortization of intangible assets	253	286	1,011	1,109
Restructuring expense, net	—	(114)	93	3,709
Shareholder settlement expense	—	—	—	1,064
Merger-related expense	—	—	—	1,959
Impairment of long-lived asset	—	373		373
Special litigation-related expense	422	218	1,351	493

Non-GAAP Net Income (loss)	$(133)	$(414)	$406	$(2,466)

Adjusted EBITDA reconciliation:
Loss from operations	$(2,081)	$(1,731)	$(6,876)	$(13,734)
Restructuring expense, net	—	(114)	93	3,709
Shareholder settlement expense	—	—	—	1,064
Merger-related expense	—	—	—	1,959
Depreciation and amortization	1,033	953	4,085	3,448
Stock-based compensation	1,311	647	4,955	2,967
Impairment of long-lived asset	—	373	—	373
Special litigation-related expense	422	218	1,351	493

Adjusted EBITDA	$685	$346	$3,608	$279